                                        Exhibit 99

                Form 4 Joint Filer Information

Name:        MedPath Investments, L.P.

Address:                c/o Wilson Sonsini Goodrich & Rosati, P.C.
                        650 Page Mill Road
                        Palo Alto, CA 94304

Designated Filer:        John Casey McGlynn

Issuer & Ticker Symbol:        FoxHollow Technologies, Inc. (FOXH)

Date of Event
Requiring Statement:        November 2, 2004

Signature:                By: /s/ J. Casey McGlynn, General Partner